UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 2, 2013

ALLIED VENTURES HOLDING CORP.
F/K/A PAY MOBILE INC.
(Exact name of registrant as specified in its charter)

Nevada	0-11596	95-3506403
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

7695 S.W. 104th Street, Suite 210 Miami, FL 33156
(Address of principal executive offices)

(305) 663-7140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year

On January 2, 2013, the Registrant amended its Articles of Incorporation in Nevada to change its name from Paymobile, Inc. to Allied Ventures Holding Corp.  In conjunction with the name change, the Registrant’s common stock was assigned the following new CUSIP number: 019586 106. The Registrant will now proceed to file an Issuer Company-Related Action form with FINRA which will inform FINRA of this name change and request a new symbol.

Item 9.01    Exhibits

(a)	Amendment to Articles of Incorporation Changing Name of Registrant.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pay Mobile, Inc.
(Registrant)

By:	/s/ Irma Colón-Alonso
Irma Colón-Alonso, President

Dated: January 4, 2013